AMENDMENT TO RESTATED AND AMENDED PURCHASE AGREEMENT


        This Amendment to Restated and Amended Purchase Agreement ("Amendment") is made by and between MICROAGE COMPUTER CENTERS, INC., MICROAGE SOLUTIONS, INC., MCSA, INC., MCSZ, INC., MCSJ, INC., MCSP, INC., MCSQ, INC., MCST, INC.,
MCSR, INC., MCSS, INC., MICROAGE LOGISTICS SERVICES, INC., COMPLETE DISTRIBUTION, INC., MICROAGE INFOSYSTEMS SERVICES, INC., ADVANCED SYSTEMS CONSULTANTS, INC., PCCLEARANCE, INC., IMAGE CHOICE, INC. and MCSY, INC. (individually and collectively, "Seller") and DEUTSCHE FINANCIAL SERVICES CORPORATION ("Purchaser") as of the 5th day of February, 1998.

        WHEREAS, Purchaser and Seller entered into that certain Restated and Amended Purchase Agreement dated as of August 3, 1995, as amended (the "Purchase Agreement"); and

        WHEREAS, Purchaser and Seller desire to amend the Purchase Agreement as provided herein.

        NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller agree as follows (except as otherwise defined herein, all capitalized terms will have the same meanings set forth in the Purchase Agreement):

        1. As of the date of this Amendment, the definition of the "Regular Line of Credit" as set forth in Paragraph E of the Recitals in the Purchase Agreement is hereby amended to mean an inventory floorplan credit facility in the amount of One Hundred Fifty Million Dollars ($150,000,000).

        2. The reference to Three Hundred Million Dollars ($300,000,000) at the end of the first sentence of Section 9.2.C of the Purchase Agreement is hereby amended to mean Four Hundred Million Dollars ($400,000,000).

        3. Except as expressly modified or amended herein, all other terms and provisions of the Purchase Agreement, including without limitation all letter agreements regarding fees and other amounts payable to Purchaser in connection with the Purchase Agreement, to the extent consistent with the foregoing, will remain unmodified and in full force and effect and the Purchase Agreement, as hereby amended, is ratified and confirmed by Purchaser and Seller.

        IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment as of the date and year first above written.

SELLER                                  MICROAGE COMPUTER CENTERS, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MICROAGE SOLUTIONS, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSA, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSZ, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSJ, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSP, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSQ, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCST, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSR, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSS, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MICROAGE LOGISTICS SERVICES, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        COMPLETE DISTRIBUTION, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MICROAGE INFOSYSTEMS SERVICES, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        ADVANCED SYSTEMS CONSULTANTS, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        PCCLEARANCE, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        IMAGE CHOICE, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------

                                        MCSY, INC.

                                        By:  /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------


PURCHASER                               DEUTSCHE FINANCIAL SERVICES CORPORATION

                                        By:  /s/ Stephen H. Patyk
                                           ----------------------------
                                        Title:  Area General Manager
                                              -------------------------
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